UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 21, 2007

Date of Report (Date of Earliest Event Reported)

FIRST CALIFORNIA FINANCIAL GROUP, INC.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	000-52498	38-3737811
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1880 Century Park East, Suite 800

Los Angeles, CA 90067

(Address of principal executive offices) (Zip Code)

(310) 277-2265

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) After assisting with the merger with FCB Bancorp and National Mercantile Bancorp in March 2007 and the recently completed integration of the three bank subsidiaries of First California Financial Group, Inc. (the “Company”), Dave Brown resigned from his position as Executive Vice President and Chief Strategy Officer, effective as of June 22, 2007, in order to pursue other interests. Mr. Brown will receive severance in accordance with his previously disclosed employment agreement.

(e) At the annual meeting of stockholders of the Company held on June 21, 2007, the Company’s stockholders approved the First California 2007 Omnibus Equity Incentive Plan (the “Plan”). The following is a summary of the material terms and conditions of the Plan. A copy of the Plan is filed as Exhibit 10.1 to this report and is hereby incorporated by reference.

Administration

The Plan is administered and interpreted by the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”). The Compensation Committee selects the officers and other employees to receive awards, determines the types of awards and number of shares awarded to them and sets the terms, conditions and provisions of the awards consistent with the terms of the Plan. The Compensation Committee may establish rules for the administration of the Plan.

Eligible Directors and Employees

The Compensation Committee may grant awards to directors, officers and other employees of the Company or a Related Entity (as defined in the Plan), including its subsidiaries, or the Key Persons (as defined in the Plan).

Shares Subject to the Plan

The maximum number of shares of Common Stock reserved for all awards under the Plan is 1,000,000, subject to adjustment in the event of any change in the number of issued shares of common stock of the Company (or issuance of shares other than Common Stock).

An award made under the Plan may be made in the form of an option, tandem or freestanding stock appreciation right (“SARs”), restricted stock, restricted stock units or other stock-based award.

Change in Control

Except as otherwise provided in an applicable award agreement or as otherwise determined by the Compensation Committee, the following will occur unless otherwise expressly provided for in the award agreement in the event of a Change in Control (as defined in the Plan): (1) any and all outstanding stock options and SARs granted under the Plan will become vested and immediately exercisable, (2) any restrictions on restricted stock and restricted stock units will lapse, and restricted stock units will become vested and immediately payable, (3) unless otherwise specifically provided in an award agreement, the Compensation Committee will immediately vest and pay out all cash-based awards and other stock-based awards, and (4) The Compensation Committee will have the ability to determine that all outstanding awards are cancelled upon a Change in Control, and that the value of such awards, as determined by the Compensation Committee in accordance with the terms of the Plan and the award agreement, be paid out in cash, shares of Common Stock or other property within a reasonable time subsequent to the Change in Control.

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Amendment and Termination

The Board or the Compensation Committee may amend or terminate the Plan, provided that no amendment that requires stockholder approval under Delaware law, the listing requirements of The Nasdaq Stock Market, Inc., or in order for the Plan to continue to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or Section 162(m) of the Code shall be effective unless it is approved by the requisite vote of stockholders. No amendment shall adversely affect any of the rights of any holder of any award without the holder’s consent.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the annual meeting of stockholders of the Company held on June 21, 2007, the Company’s stockholders approved amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”). The amendments eliminated the supermajority voting requirements that apply to amendments to or repeal of Articles IV, V, VI, and XI of the Certificate and removed Article VII, which contained supermajority voting requirements governing stockholder actions to change the number of directors of the Company. The supermajority voting provisions in the Company’s Certificate related to (i) the authorized capital stock of the Company, (ii) elections by written ballot, (iii) prohibition of the power of stockholders to act by written consent, (iv) the number of directors of the Company, and (v) amendments to the Company’s Certificate. As a result of these amendments, the vote now required to amend the provisions to which such supermajority voting requirements related is now either a simple majority of the outstanding stock entitled to vote on such amendment or a majority of the outstanding stock of each class. The text of the amendment to the Certificate is filed as Exhibit 3.1 and incorporated herein by reference.

On June 21, 2007, following the approval of the amendments to the Company’s Certificate, the Board of Directors amended the Amended and Restated By-Laws of the Company (the “By-Laws”) to conform the By-Laws to the amended Certificate by removing the supermajority voting provision relating to the ability of stockholders to change the number of directors of the Company. Following the conforming changes to the By-Laws, stockholder action to change the number of directors is governed by the By-Laws of the Company. Accordingly, a stockholder proposal to adopt amendments to the By-Laws now requires the approval of a majority of the stock present in person or represented by proxy and entitled to vote on the matter. The text of the amendment to the By-Laws is filed as Exhibit 3.2 and incorporated herein by reference.

Item 8.01	Other Events.

At the annual meeting of stockholders of the Company held on June 21, 2007, the Company’s stockholders re-elected the following ten directors, to hold office until the next annual meeting and until their successors are duly elected and qualified: Richard D. Aldridge, Donald E. Benson, John W. Birchfield, Joseph N. Cohen, Robert E. Gipson, W. Douglas Hile, Antoinette Hubenette, M.D., C. G. Kum, Syble R. Roberts and Thomas Tignino.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

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Exhibit Number	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of First California Financial Group, Inc., effective June 21, 2007

3.2	Amendment to the Amended and Restated By-laws of First California Financial Group, effective June 21, 2007

10.1	First California 2007 Omnibus Equity Incentive Plan (incorporated by reference to Appendix B of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 29, 2007)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: June 26, 2007

FIRST CALIFORNIA FINANCIAL GROUP, INC.

By:	/s/ Romolo Santarosa
Name:	Romolo Santarosa
Title:	Executive Vice President, Chief Financial Officer

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